UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 21, 2021

Cable One, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-36863	13-3060083
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

210 E. Earll Drive, Phoenix, Arizona	85012
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (602) 364-6000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $0.01 per share	CABO	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07         Submission of Matters to a Vote of Security Holders.

On May 21, 2021, Cable One, Inc. (the “Company”) held its 2021 Annual Meeting of Stockholders (the “Annual Meeting”). The following is a summary of the final voting results for each matter presented to stockholders at the Annual Meeting. The proposals related to each matter are described in detail in the Company’s definitive proxy statement for the Annual Meeting, which was filed with the Securities and Exchange Commission on April 16, 2021.

Proposal No. 1: Election of Directors

At the Annual Meeting, the Company’s stockholders voted upon the election of four director nominees, each to hold office until the 2022 Annual Meeting of Stockholders and until their respective successor is elected and qualified. The votes were cast for each nominee as set forth below:

Director Nominee	For	Against	Abstain	Broker Non-Votes
Thomas S. Gayner	2,517,492	2,878,377	1,710	198,477
Deborah J. Kissire	5,359,977	35,951	1,651	198,477
Thomas O. Might	5,372,211	23,689	1,679	198,477
Kristine E. Miller	4,382,734	1,013,196	1,649	198,477

The Company’s Amended and Restated By-laws (the “By-laws”) provide for majority voting in uncontested director elections, and any incumbent director who fails to receive a majority of the votes cast must submit an offer to resign from the Company’s Board of Directors (the “Board”) no later than two weeks after the Company certifies the voting results. At the Annual Meeting, Mr. Gayner received less than a majority of the votes cast. As a result, Mr. Gayner has submitted to the Company an offer to resign from the Board. In accordance with the By-Laws, the other members of the Board will consider Mr. Gayner’s resignation offer and may either (i) accept the offer or (ii) reject the offer and seek to address the underlying cause(s) of the majority-against vote. The Board must decide whether to accept or reject the resignation offer within 90 days following the certification of the stockholder vote, and, once the Board makes its decision, the Company must promptly make a public announcement of the Board’s decision (including a statement regarding the reasons for its decision in the event the Board rejects the offer of resignation).

Proposal No. 2: Ratification of Appointment of Independent Registered Public Accounting Firm

The Company’s stockholders ratified the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2021, as set forth below:

For	Against	Abstain	Broker Non-Votes
5,589,632	4,640	1,784	N/A

Proposal No. 3: Advisory Vote to Approve Compensation of Named Executive Officers for 2020

The Company’s stockholders approved, on a non-binding advisory basis, the compensation of the Company’s named executive officers for 2020, as set forth below:

For	Against	Abstain	Broker Non-Votes
5,231,826	118,234	47,519	198,477

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cable One, Inc.

By:	/s/ Peter N. Witty
	Name:	Peter N. Witty
	Title:	Senior Vice President, General Counsel and Secretary

Date: May 27, 2021